UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                                   811-5245

DREYFUS STRATEGIC MUNICIPALS, INC. (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	09/30
Date of reporting period:	09/30/09

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Strategic
Municipals, Inc.

ANNUAL REPORT September 30, 2009

Contents

THE FUND

2	A Letter from the Chairman and CEO

3	Discussion of Fund Performance

6	Selected Information

7	Statement of Investments

26	Statement of Assets and Liabilities

27	Statement of Operations

28	Statement of Changes in Net Assets

29	Financial Highlights

31	Notes to Financial Statements

39	Report of Independent Registered Public Accounting Firm

40	Additional Information

44	Important Tax Information

45	Proxy Results

46	Board Members Information

50	Officers of the Fund

53	Officers and Directors

FOR MORE INFORMATION

Back Cover

Dreyfus Strategic Municipals, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Strategic Municipals, Inc. covering the 12-month period from October 1, 2008, through September 30, 2009.

While the end of the recession will not be officially declared over for months, evidence suggests that the economy has turned a corner.Along with favorable supply-and-demand factors and stimulus from the U.S government s American Recovery and Reinvestment Act of 2009, municipal bonds have enjoyed an impressive rally since the credit crisis began last year. But as momentum may keep these securities rallying over the near term, only time will tell whether the fiscal situations of many state and local municipalities can maintain adequate credit fundamentals during what many believe will be a long recovery phase.

Currently, in our judgment, the financial markets appear poised to enter into a new phase in which underlying fundamentals, not bargain hunting, are likely to drive investment returns. Of course, the best strategy for your portfolio depends not only on your view of the economy s direction, but on your current financial needs, future goals and attitudes toward risk.Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against unexpected economic developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation October 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2008, through September 30, 2009, as provided by James Welch, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended September 30, 2009, Dreyfus Strategic Municipals achieved a total return of 15.62% on a net-asset-value basis.1 Over the same period, the fund provided aggregate income dividends of $0.50 per share, which reflects a distribution rate of 6.37%.2

After suffering severe market volatility due to a financial crisis and economic downturn in late 2008, municipal bonds rebounded in 2009 as investors returned to the market.The fund s performance was driven primarily by its higher-yielding, corporate-backed holdings, which generally led the market s advance.

The Fund s Investment Approach

The fund s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. Under normal market conditions, the fund invests at least 80% of its net assets in municipal obligations. Generally, the fund invests at least 50% of its net assets in municipal bonds considered investment grade or the unrated equivalent as determined by Dreyfus in the case of bonds, and in the two highest-rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having or deemed to have maturities of less than one year.

To this end, we have constructed a portfolio derived from seeking income opportunities through analysis of each bond s structure, including paying close attention to each bond s yield, maturity and early redemption features.

Over time, many of the fund s relatively higher yielding bonds mature or may be called by their issuers, and we generally attempt to replace those bonds, as opportunities arise, with investments consistent with the fund s investment policies at prevailing current yields. When we believe an opportunity exists, we also may seek to upgrade the port-folio s investments with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Municipal Bonds Recovered Previous Lost Ground

The reporting period began just weeks after the failures of several major financial institutions sparked a global financial crisis and exacerbated an economic downturn. These developments produced severe dislocations in most financial markets, including municipal bonds. As the crisis intensified in the fall of 2008, investors fled longer-term assets in favor of traditional safe havens such as money market funds and U.S. Treasury securities. As a result, many municipal bonds appeared to lose value indiscriminately, regardless of their fundamental strengths and weaknesses.

Although market turmoil persisted over the opening months of 2009, investor sentiment soon began to improve as investors gained confidence that aggressive measures by the Federal Reserve Board (the Fed ) and U.S. government would be effective in repairing the credit markets. The Fed had injected massive amounts of liquidity into the banking system and reduced short-term interest rates to the unprecedented low level of 0% to 0.25%, while Congress enacted the $787 billion American Recovery and Reinvestment Act of 2009. Despite struggling housing markets and a climbing unemployment rate, investors began to look forward to better economic conditions.

As assets flowed into the municipal bond market, demand proved particularly robust for many of the lower-quality, higher yielding securities that had been severely punished during the downturn. However, investors appeared to focus more carefully on underlying fundamentals, favoring corporate-backed bonds whose issuers seemed to be weathering the recession relatively well. Meanwhile, the supply of newly issued municipal bonds fell after the U.S. government enacted the Buy America Bonds program as part of the economic stimulus package, which diverted a substantial portion of new issuance to the taxable bond market.

Lower-Quality Rally Bolstered Fund Results

To cushion losses and maintain interest income during the downturn, we struck a balance between higher yielding, income-oriented bonds and high-quality municipal bonds from state and local governments and authorities. The 2009 rally helped lift prices of bonds in both categories, but gains were especially robust among lower-quality, corporate-backed holdings from issuers in the airlines, health care and utilities industries. Bonds backed by the states settlement of litigation with U.S. tobacco companies also rallied strongly. As these relatively volatile securities reached valuations that we considered rich, we sold some of them in favor of higher-quality municipal bonds with stronger liquidity characteristics.

Finally, the fund s leveraging strategy benefited from historically low short-term interest rates.Although auction-rate securities have continued to face limited liquidity, relatively wide differences between floating short-term rates and the fixed rates of longer term municipal bonds have benefited the fund s performance on a net asset value basis.

Maintaining a Cautious Investment Posture

We have been encouraged by recent evidence of economic stabilization and a return to fundamentals among investors. However, many states have continued to struggle with budget pressures. Consequently, we currently intend to maintain a generally conservative investment posture. Over the longer term, however, we believe that the likelihood of rising tax rates, persistently low yields on money market funds and potential changes in credit-rating methodologies may make municipal bonds a particularly attractive asset class.

October 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Market price per share, net asset value per share and investment return fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until
November 30, 2009, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund s return would have been lower.
2	Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period.

The Fund 5

SELECTED INFORMATION September 30, 2009 (Unaudited)

*	With dividends reinvested.

STATEMENT OF INVESTMENTS
September 30, 2009

Long-Term Municipal	Coupon	Maturity	Principal
Investments 152.1%	Rate (%)	Date	Amount ($)		Value ($)

Alabama 1.6%
Houston County Health Care
Authority, GO (Insured; AMBAC)
(Prerefunded)	6.25	10/1/09	8,000,000	[a]	8,081,280
Arizona 4.7%
Arizona Housing Finance Authority,
SFMR (Mortgage-Backed Securities
Program) (Collateralized:
FHLMC, FNMA and GNMA)	5.55	12/1/41	6,000,000		6,171,780
Glendale Western Loop 101 Public
Facilities Corporation, Third
Lien Excise Tax Revenue	6.25	7/1/38	5,000,000		5,332,850
Maricopa County Pollution Control
Corporation, PCR (Public
Service Company of New Mexico
Palo Verde Project)	5.75	11/1/22	6,000,000		5,999,940
Scottsdale Industrial Development
Authority, HR (Scottsdale
Healthcare) (Prerefunded)	5.80	12/1/11	6,000,000	[a]	6,680,820
Arkansas .4%
Arkansas Development Finance
Authority, SFMR (Mortgage
Backed Securities Program)
(Collateralized: FNMA and GNMA)	6.25	1/1/32	2,000,000		2,069,240
California 17.1%
Beverly Hills Unified School
District, GO	0.00	8/1/30	10,850,000	[b]	3,965,132
California,
GO (Various Purpose)	5.75	4/1/31	10,800,000		11,643,912
California,
GO (Various Purpose)	6.50	4/1/33	10,000,000		11,566,100
California Pollution Control
Financing Authority, SWDR
(Keller Canyon Landfill
Company Project)	6.88	11/1/27	2,000,000		2,001,960
California Statewide Communities
Development Authority,
Environmental Facilities Revenue
(Microgy Holdings Project)	9.00	12/1/38	3,000,000		2,488,350

The Fund 7

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

California (continued)
California Statewide Communities
Development Authority, Revenue
(Bentley School)	6.75	7/1/32	1,925,000		1,901,611
California Statewide Communities
Development Authority,
Revenue (Daughters of
Charity Health System)	5.25	7/1/30	3,000,000		2,900,400
California Statewide Communities
Development Authority,
Revenue (Daughters of
Charity Health System)	5.00	7/1/39	5,000,000		4,384,700
California Statewide Communities
Development Authority, Student
Housing Revenue (CHF-Irvine,
LLC-UCI East Campus
Apartments, Phase II)	5.75	5/15/32	2,500,000		2,508,225
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/27	5,000,000		4,636,550
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/33	9,775,000		8,499,265
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.75	6/1/47	7,050,000		5,900,568
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement Asset-Backed
Bonds (Prerefunded)	7.80	6/1/13	8,100,000	[a]	9,870,579
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement Asset-Backed
Bonds (Prerefunded)	7.90	6/1/13	2,000,000	[a]	2,443,940
Sacramento County,
Airport System Subordinate and
Passenger Facility Charges
Grant Revenue	6.00	7/1/35	6,250,000		7,086,000

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

California (continued)
San Diego Public Facilities
Financing Authority, Senior
Sewer Revenue	5.25	5/15/34	2,500,000		2,693,625
Tuolumne Wind Project Authority,
Revenue (Tuolumne
Company Project)	5.88	1/1/29	3,500,000		3,888,675
Colorado 4.7%
Beacon Point Metropolitan
District, GO	6.25	12/1/35	2,000,000		1,569,800
Colorado Educational and Cultural
Facilities Authority, Charter
School Revenue (American
Academy Project)	8.00	12/1/40	3,500,000		4,148,935
Colorado Health Facilities
Authority, Revenue (American
Baptist Homes of the Midwest
Obligated Group)	5.90	8/1/37	3,000,000		2,591,160
Colorado Housing and Finance
Authority, Single Family
Program Senior and Subordinate
Bonds (Collateralized; FHA)	6.60	8/1/32	1,375,000		1,461,460
Northwest Parkway Public
Highway Authority,
Revenue (Prerefunded)	7.13	6/15/11	10,455,000	[a]	11,698,622
Southlands Metropolitan District
Number 1, GO (Prerefunded)	7.13	12/1/14	2,000,000	[a]	2,528,480
Florida 7.3%
Clearwater,
Water and Sewer Revenue	5.25	12/1/39	5,000,000		5,312,250
Florida Housing Finance
Corporation, Housing Revenue
(Nelson Park Apartments)
(Insured; FSA)	6.40	3/1/40	12,380,000		12,562,357
Greater Orlando Aviation
Authority, Airport
Facilities Revenue	6.25	10/1/20	8,000,000		9,221,520
Orange County Health Facilities
Authority, HR (Orlando
Regional Healthcare System)	6.00	10/1/26	4,105,000		4,147,487

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Florida (continued)
Orange County Health Facilities
Authority, HR (Orlando Regional
Healthcare System) (Prerefunded)	6.00	10/1/09	45,000	[a]	45,457
Orange County School Board,
COP (Master Lease Purchase
Agreement) (Insured;
Assured Guaranty)	5.50	8/1/34	6,000,000		6,485,640
Georgia 4.9%
Atlanta,
Water and Wastewater Revenue	6.00	11/1/27	6,000,000		6,520,020
Brooks County Development
Authority, Senior Health and
Housing Facilities Revenue
(Presbyterian Home, Quitman,
Inc.) (Collateralized; GNMA)	5.70	1/20/39	4,445,000		4,754,194
Fulton County Development
Authority, Revenue (Georgia
Tech North Avenue Apartments
Project) (Insured; XLCA)	5.00	6/1/32	2,500,000		2,611,500
Georgia Higher Education
Facilities Authority, Revenue
(USG Real Estate Foundation I,
LLC Project) (Insured;
Assured Guaranty)	5.63	6/15/38	6,000,000		6,558,300
Milledgeville-Baldwin County
Development Authority,
Revenue (Georgia College
and State Foundation)	6.00	9/1/13	2,090,000		2,465,113
Milledgeville-Baldwin County
Development Authority, Revenue
(Georgia College and State
Foundation) (Prerefunded)	6.00	9/1/14	2,000,000	[a]	2,435,420
Hawaii .3%
Hawaii Department of
Transportation, Special
Facility Revenue (Caterair
International Corporation)	10.13	12/1/10	1,400,000		1,371,356
Idaho 1.0%
Power County Industrial
Development Corporation, SWDR
(FMC Corporation Project)	6.45	8/1/32	5,000,000		5,032,000

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Illinois 9.1%
Chicago,
GO (Insured; FGIC) (Prerefunded)	6.13	7/1/10	14,565,000	[a]	15,344,810
Chicago,
SFMR (Collateralized: FHLMC,
FNMA and GNMA)	6.55	4/1/33	1,960,000		2,074,307
Chicago,
Wastewater Transmission
Revenue (Insured; National
Public Finance Guarantee
Corp.) (Prerefunded)	6.00	1/1/10	3,000,000	[a]	3,073,170
Illinois Finance Authority,
Revenue (Edward Hospital
Obligated Group)
(Insured; AMBAC)	5.50	2/1/40	3,500,000		3,518,305
Illinois Health Facilities
Authority, Revenue
(Advocate Health Care
Network) (Prerefunded)	6.13	11/15/10	4,020,000	[a]	4,278,566
Illinois Health Facilities
Authority, Revenue (OSF
Healthcare System) (Prerefunded)	6.25	11/15/09	7,730,000	[a]	7,863,033
Illinois Health Facilities
Authority, Revenue (Swedish
American Hospital) (Prerefunded)	6.88	5/15/10	4,945,000	[a]	5,173,904
Metropolitan Pier and Exposition
Authority, State Tax Revenue
(McCormick Place Expansion
Project) (Insured; National
Public Finance Guarantee Corp.)	5.25	6/15/42	5,325,000		5,479,798
Indiana 2.2%
Franklin Township School Building
Corporation, First Mortgage
Bonds (Prerefunded)	6.13	7/15/10	6,500,000	[a]	6,925,295
Petersburg,
SWDR (Indianapolis Power and
Light Company Project)	6.38	11/1/29	4,150,000		4,166,558
Kansas 4.8%
Kansas Development Finance
Authority, Health Facilities Revenue
(Sisters of Charity of Leavenworth
Health Services Corporation)	6.25	12/1/28	3,000,000		3,063,720

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Kansas (continued)
Sedgwick and Shawnee Counties,
SFMR (Mortgage-Backed
Securities Program)
(Collateralized: FNMA and GNMA)	6.30	12/1/32	3,055,000	3,103,880
Sedgwick and Shawnee Counties,
SFMR (Mortgage-Backed
Securities Program)
(Collateralized: FNMA and GNMA)	6.45	12/1/33	6,215,000	6,582,617
Sedgwick and Shawnee Counties,
SFMR (Mortgage-Backed
Securities Program)
(Collateralized: FNMA and GNMA)	5.70	12/1/35	1,785,000	1,823,717
Wichita,
Hospital Facilities
Improvement Revenue (Via
Christi Health System, Inc.)	6.25	11/15/24	10,000,000	10,120,000
Kentucky 1.9%
Kentucky Area Development
Districts Financing Trust, COP
(Lease Acquisition Program)	5.50	5/1/27	2,000,000	2,066,420
Louisville/Jefferson County
Metro Government, Health
Facilities Revenue (Jewish
Hospital and Saint Mary s
HealthCare, Inc. Project)	6.13	2/1/37	2,300,000	2,455,066
Paducah Electric Plant Board,
Revenue (Insured;
Assured Guaranty)	5.25	10/1/35	5,000,000	5,391,600
Louisiana 1.8%
Lakeshore Villages Master
Community Development District,
Special Assessment Revenue	5.25	7/1/17	2,979,000	2,456,215
Louisiana Local Government
Environmental Facilities and
Community Development
Authority, Revenue (Westlake
Chemical Corporation Projects)	6.75	11/1/32	7,000,000	6,819,190

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Maine .6%
Maine Housing Authority,
Mortgage Purchase Bonds	5.30	11/15/23	2,825,000		2,872,234
Maryland 1.8%
Maryland Community
Development Administration,
Department of Housing and
Community Development,
Residential Revenue	5.75	9/1/37	2,180,000		2,239,710
Maryland Economic Development
Corporation, Senior Student
Housing Revenue (University of
Maryland, Baltimore Project)	5.75	10/1/33	4,590,000		3,317,239
Maryland Economic Development
Corporation, Student Housing
Revenue (University of
Maryland, College Park
Project) (Prerefunded)	6.50	6/1/13	3,000,000	[a]	3,572,040
Massachusetts 2.1%
Massachusetts Health and
Educational Facilities Authority,
Revenue (Civic Investments
Issue) (Prerefunded)	9.00	12/15/12	1,600,000	[a]	1,929,264
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)	5.75	7/1/32	185,000		192,237
Massachusetts Housing Finance
Agency, Rental Housing
Mortgage Revenue
(Insured; AMBAC)	5.50	7/1/40	4,000,000		3,288,720
Massachusetts Industrial Finance
Agency, RRR (Ogden
Haverhill Project)	5.60	12/1/19	6,000,000		5,460,540
Michigan 9.2%
Charyl Stockwell Academy,
COP	5.90	10/1/35	2,580,000		2,059,021

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Michigan (continued)
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; FSA)	7.00	7/1/27	2,500,000	3,177,150
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; FSA)	7.50	7/1/33	5,700,000	7,372,494
Detroit School District,
School Building and Site
Improvement Bonds (GO
Unlimited Tax) (Insured; FGIC)	5.00	5/1/28	6,930,000	6,965,828
Kent Hospital Finance Authority,
Revenue (Metropolitan
Hospital Project)	6.00	7/1/35	5,930,000	4,892,309
Kent Hospital Finance Authority,
Revenue (Metropolitan
Hospital Project)	6.25	7/1/40	3,000,000	2,514,270
Michigan Strategic Fund,
LOR (The Detroit Edison
Company Exempt Facilities
Project) (Insured; XLCA)	5.25	12/15/32	3,000,000	3,022,620
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	12,400,000	11,026,080
Royal Oak Hospital Finance
Authority, HR (William
Beaumont Hospital
Obligated Group)	8.25	9/1/39	5,500,000	6,528,995
Minnesota 4.7%
Dakota County Community
Development Agency, SFMR
(Mortgage-Backed Securities
Program) (Collateralized:
FHLMC, FNMA and GNMA)	5.15	12/1/38	2,295,686	2,341,623
Dakota County Community
Development Agency, SFMR
(Mortgage-Backed Securities
Program) (Collateralized:
FHLMC, FNMA and GNMA)	5.30	12/1/39	2,508,412	2,580,629
Minneapolis,
Health Care System Revenue
(Fairview Health Services)
(Insured; Assured Guaranty)	6.50	11/15/38	5,000,000	5,818,600

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Minnesota (continued)
North Oaks,
Senior Housing Revenue
(Presbyterian Homes of North
Oaks, Inc. Project)	6.25	10/1/47	5,265,000	4,913,035
Saint Paul Housing and
Redevelopment Authority,
Hospital Facility Revenue
(HealthEast Project)	6.00	11/15/30	3,500,000	3,155,635
Saint Paul Housing and
Redevelopment Authority,
Hospital Facility Revenue
(HealthEast Project)	6.00	11/15/35	250,000	221,812
Winona,
Health Care Facilities
Revenue (Winona Health
Obligated Group)	6.00	7/1/26	5,000,000	5,094,450
Mississippi 3.7%
Clairborne County,
PCR (System Energy
Resources, Inc. Project)	6.20	2/1/26	4,545,000	4,544,955
Mississippi Business Finance
Corporation, PCR
(System Energy
Resources, Inc. Project)	5.88	4/1/22	14,310,000	14,310,429
Missouri 3.1%
Missouri Development Finance
Board, Infrastructure
Facilities Revenue (Branson
Landing Project)	5.38	12/1/27	2,000,000	1,994,100
Missouri Development Finance
Board, Infrastructure
Facilities Revenue (Branson
Landing Project)	5.50	12/1/32	4,500,000	4,470,480
Missouri Development Finance
Board, Infrastructure Facilities
Revenue (Independence,
Crackerneck Creek Project)	5.00	3/1/28	2,000,000	2,025,100
Missouri Health and Educational
Facilities Authority, Health
Facilities Revenue (Saint
Anthony s Medical Center)
(Prerefunded)	6.25	12/1/10	6,750,000 [a]	7,251,457

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Montana .2%
Montana Board of Housing,
SFMR	6.45	6/1/29	1,105,000		1,122,360
Nevada 3.7%
Clark County,
IDR (Nevada Power
Company Project)	5.60	10/1/30	6,800,000		6,636,052
Washoe County,
GO Convention Center Revenue
(Reno-Sparks Convention and
Visitors Authority) (Insured;
FSA) (Prerefunded)	6.40	1/1/10	12,000,000	[a]	12,182,760
New Hampshire 2.8%
New Hampshire Business Finance
Authority, PCR (Public Service
Company of New Hampshire)
(Insured; AMBAC)	6.00	5/1/21	7,000,000		7,110,880
New Hampshire Health and
Educational Facilities Authority,
Revenue (Exeter Project)	6.00	10/1/24	1,000,000		1,033,680
New Hampshire Health and
Educational Facilities Authority,
Revenue (Exeter Project)	5.75	10/1/31	1,000,000		1,024,140
New Hampshire Industrial
Development Authority, PCR
(Connecticut Light and Power
Company Project)	5.90	11/1/16	5,000,000		5,006,600
New Jersey 3.4%
New Jersey Economic Development
Authority, Cigarette Tax Revenue	5.75	6/15/34	5,500,000		5,485,040
New Jersey Higher Education
Student Assistance Authority,
Student Loan Revenue (Insured;
Assured Guaranty)	6.13	6/1/30	5,000,000		5,376,850
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement Asset-Backed
Bonds (Prerefunded)	7.00	6/1/13	5,640,000	[a]	6,766,816
New Mexico 2.0%
Farmington,
PCR (Tucson Electric Power
Company San Juan Project)	6.95	10/1/20	3,000,000		3,002,970

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Mexico (continued)
New Mexico Hospital Equipment Loan
Council, Hospital System
Revenue (Presbyterian
Healthcare Services)	5.00	8/1/39	5,500,000	5,580,795
New Mexico Mortgage Finance
Authority, Single Family
Mortgage Program Revenue
(Collateralized: FHLMC,
FNMA and GNMA)	7.00	9/1/31	845,000	854,870
New Mexico Mortgage Finance
Authority, Single Family Mortgage
Program Revenue (Collateralized:
FHLMC, FNMA and GNMA)	6.15	7/1/35	1,040,000	1,079,437
New York 4.1%
New York City Industrial
Development Agency, Liberty
Revenue (7 World Trade
Center Project)	6.25	3/1/15	3,275,000	3,284,956
New York City Industrial
Development Agency, PILOT
Revenue (Yankee Stadium Project)
(Insured; Assured Guaranty)	7.00	3/1/49	5,000,000	6,176,750
New York City Industrial
Development Agency, Special
Facility Revenue (American
Airlines, Inc. John F. Kennedy
International Airport Project)	8.00	8/1/28	1,000,000	1,045,310
Tobacco Settlement Financing
Corporation of New York,
Asset-Backed Revenue Bonds
(State Contingency Contract
Secured) (Insured; AMBAC)	5.25	6/1/21	5,000,000	5,336,100
Triborough Bridge and Tunnel
Authority, Revenue	5.25	11/15/30	5,220,000	5,498,069
North Carolina .6%
North Carolina Housing Finance
Agency, Home Ownership Revenue	5.88	7/1/31	3,130,000	3,136,041
North Dakota .1%
North Dakota Housing Finance
Agency, Home Mortgage Revenue
(Housing Finance Program)	6.15	7/1/31	320,000	331,459

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Ohio 2.1%
Buckeye Tobacco Settlement
Financing Authority, Tobacco
Settlement Asset-Backed Bonds	5.88	6/1/30	3,000,000		2,866,800
Canal Winchester Local School
District, School Facilities
Construction and Improvement
and Advance Refunding Bonds
(GO Unlimited Tax) (Insured;
National Public Finance
Guarantee Corp.)	0.00	12/1/29	3,955,000	[b]	1,472,249
Canal Winchester Local School
District, School Facilities
Construction and Improvement
and Advance Refunding Bonds
(GO Unlimited Tax) (Insured;
National Public Finance
Guarantee Corp.)	0.00	12/1/31	3,955,000	[b]	1,297,517
Port of Greater Cincinnati
Development Authority, Tax
Increment Development Revenue
(Fairfax Village Red Bank
Infrastructure Project)	5.63	2/1/36	3,000,000		2,158,620
Toledo Lucas County Port
Authority, Airport Revenue
(Baxter Global Project)	6.25	11/1/13	3,100,000		2,937,436
Oklahoma .2%
Oklahoma Housing Finance Agency,
SFMR (Homeownership
Loan Program)	7.55	9/1/28	790,000		800,641
Oklahoma Housing Finance Agency,
SFMR (Homeownership Loan
Program) (Collateralized: FNMA
and GNMA)	7.55	9/1/27	405,000		414,935
Oregon .7%
Multnomah County Hospital
Facilities Authority, Revenue
(Adventist Health System/West)	5.13	9/1/40	3,500,000		3,577,700

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Pennsylvania .4%
Philadelphia Authority for
Industrial Development,
Revenue (Please Touch
Museum Project)	5.25	9/1/31	2,500,000		2,298,575
Rhode Island 1.1%
Rhode Island Health and
Educational Building
Corporation, Hospital
Financing Revenue (Lifespan
Obligated Group Issue)
(Insured; Assured Guaranty)	7.00	5/15/39	5,000,000		5,879,250
South Carolina 2.2%
South Carolina Public
Service Authority,
Revenue Obligations	5.50	1/1/38	10,000,000		11,269,400
Tennessee 4.2%
Johnson City Health and
Educational Facilities
Board, Hospital First
Mortgage Revenue
(Mountain States Health
Alliance) (Prerefunded)	7.50	7/1/12	5,000,000	[a]	5,692,850
Johnson City Health and
Educational Facilities Board,
Hospital First Mortgage
Revenue (Mountain States
Health Alliance) (Prerefunded)	7.50	7/1/12	3,000,000	[a]	3,415,710
Memphis Center City Revenue
Finance Corporation, Sports
Facility Revenue (Memphis
Redbirds Baseball
Foundation Project)	6.50	9/1/28	10,000,000	[c]	4,724,200
Metropolitan Government of
Nashville and Davidson County
Health and Educational
Facilities Board, Revenue
(The Vanderbilt University)	5.50	10/1/34	7,000,000		8,029,700

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Texas 16.6%
Austin Convention Enterprises
Inc., Convention
Center Hotel First Tier
Revenue (Prerefunded)	6.70	1/1/11	4,000,000	[a]	4,305,360
Austin Convention Enterprises,
Inc., Convention Center Hotel
Second Tier Revenue	5.75	1/1/34	3,000,000		2,350,560
Brazos River Authority,
PCR (TXU Electric
Company Project)	8.25	5/1/33	5,000,000		3,139,150
Cities of Dallas and Fort Worth,
Dallas/Fort Worth
International Airport, Joint
Revenue (Insured; National
Public Finance Guarantee Corp.)	6.25	11/1/28	3,000,000		3,003,330
Dallas Area Rapid Transit,
Senior Lien Sales Tax Revenue	5.25	12/1/48	10,000,000		10,778,200
Gulf Coast Industrial Development
Authority, Environmental
Facilities Revenue (Microgy
Holdings Project)	7.00	12/1/36	6,000,000		2,631,900
Harris County Health Facilities
Development Corporation, HR
(Memorial Hermann
Healthcare System)	7.25	12/1/35	2,000,000		2,286,400
Harris County Health Facilities
Development Corporation, HR
(Memorial Hermann Healthcare
System) (Prerefunded)	6.38	6/1/11	8,500,000	[a]	9,368,785
Houston,
Airport System Special
Facilities Revenue
(Continental Airlines, Inc.
Terminal E Project)	7.00	7/1/29	3,800,000		3,807,866
Houston,
Combined Utility System First
Lien Revenue (Insured;
Assured Guaranty)	6.00	11/15/36	5,000,000		5,928,800

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Texas (continued)
North Texas Tollway Authority,
First Tier System Revenue
(Insured; Assured Guaranty)	5.75	1/1/40	10,300,000		11,275,204
North Texas Tollway Authority,
Second Tier System Revenue	5.75	1/1/38	5,500,000		5,809,925
Sabine River Authority,
PCR (TXU Electric
Company Project)	6.45	6/1/21	11,300,000		6,240,199
Sam Rayburn Municipal Power
Agency, Power Supply
System Revenue	5.75	10/1/21	6,000,000		6,188,040
Texas Department of Housing
and Community Affairs,
Home Mortgage Revenue
(Collateralized: FHLMC,
FNMA and GNMA)	12.01	7/2/24	750,000	[d]	893,798
Texas Turnpike Authority,
Central Texas Turnpike System
Revenue (Insured; AMBAC)	5.75	8/15/38	7,100,000		7,215,801
Vermont .1%
Vermont Housing Finance Agency,
SFHR (Insured; FSA)	6.40	11/1/30	675,000		688,426
Virginia 2.2%
Greater Richmond Convention Center
Authority, Hotel Tax Revenue
(Convention Center Expansion
Project) (Prerefunded)	6.25	6/15/10	10,500,000	[a]	11,047,575
Pittsylvania County Industrial
Development Authority,
Exempt Facility Revenue
(Multitrade of Pittsylvania
County, L.P. Project)	7.65	1/1/10	200,000		202,728
Washington 2.7%
Washington Health Care Facilities
Authority, Mortgage Revenue
(Highline Medical Center)
(Collateralized; FHA)	6.25	8/1/36	6,000,000		6,693,300

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Washington (continued)
Washington Higher Education
Facilities Authority, Revenue
(Seattle University Project)
(Insured; AMBAC)	5.25	11/1/37	4,210,000	4,355,498
Washington Housing Finance
Commission, Revenue
(Single-Family Program)
(Collateralized: FHLMC,
FNMA and GNMA)	5.15	6/1/37	3,000,000	3,042,180
West Virginia 1.4%
The County Commission of Pleasants
County, PCR (Allegheny Energy
Supply Company, LLC Pleasants
Station Project)	5.25	10/15/37	5,000,000	4,850,000
West Virginia Water Development
Authority, Water Development
Revenue (Insured; AMBAC)	6.38	7/1/39	2,250,000	2,290,433
Wisconsin 7.8%
Badger Tobacco Asset
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	6.13	6/1/27	8,425,000	9,245,258
Badger Tobacco Asset
Securitization Corporation,
Tobacco Settlement Asset-Backed
Bonds (Prerefunded)	7.00	6/1/12	22,995,000 [a]	26,345,142
Madison,
IDR (Madison Gas and Electric
Company Projects)	5.88	10/1/34	2,390,000	2,436,653
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care, Inc.)	6.40	4/15/33	2,000,000	2,058,440
Wyoming 1.9%
Sweetwater County,
SWDR (FMC Corporation Project)	5.60	12/1/35	4,500,000	4,343,985
Wyoming Municipal Power Agency,
Power Supply System Revenue	5.50	1/1/33	2,360,000	2,486,095

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Wyoming (continued)
Wyoming Municipal Power Agency,
Power Supply System Revenue	5.38	1/1/42	2,750,000	2,847,020
U.S. Related 4.6%
Government of Guam,
LOR (Section 30)	5.75	12/1/34	2,000,000	2,098,760
Guam Housing Corporation,
SFMR (Guaranteed
Mortgage-Backed Securities
Program) (Collateralized; FHLMC)	5.75	9/1/31	965,000	1,055,237
Puerto Rico Commonwealth,
Public Improvement GO	5.50	7/1/32	2,000,000	2,051,480
Puerto Rico Highways and
Transportation Authority,
Transportation Revenue
(Prerefunded)	6.00	7/1/10	6,000,000 [a]	6,305,220
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	11,000,000	12,124,200

Total Investments (cost $759,571,593)			152.1%	782,868,266
Cash and Receivables (Net)			3.3%	16,917,686
Preferred Stock, at redemption value			(55.4%)	(285,000,000)
Net Assets Applicable to Common Shareholders			100.0%	514,785,952

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Security issued with a zero coupon. Income is recognized through the accretion of discount.
c Non-income producing security in default.
d Inverse floater security the interest rate is subject to change periodically.

The Fund 23

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond
	Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BIGI	Bond Investors Guaranty Insurance
BPA	Bond Purchase Agreement	CGIC	Capital Guaranty Insurance Company
CIC	Continental Insurance Company	CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Markets Assurance Corporation	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
FSA	Financial Security Assurance	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National
Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LOC	Letter of Credit
LOR	Limited Obligation Revenue	LR	Lease Revenue
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 25

STATEMENT OF ASSETS AND LIABILITIES September 30, 2009

	Cost	Value

Assets ($):
Investments in securities See Statement of Investments	759,571,593	782,868,266
Cash		3,224,967
Interest receivable		14,231,175
Receivable for investment securities sold		156,932
Prepaid expenses		19,897
		800,501,237
Liabilities ($):
Due to The Dreyfus Corporation and affiliates Note 3(b)		472,077
Commissions payable		31,518
Dividends payable to Preferred Shareholders		16,480
Accrued expenses		195,210
		715,285
Auction Preferred Stock, Series M,T,W,Th and F,
par value $.001 per share (11,400 shares issued and
outstanding at $25,000 per share liquidation preference) Note 1		285,000,000
Net Assets applicable to Common Shareholders ($)		514,785,952
Composition of Net Assets ($):
Common Stock, par value, $.001 per share
(60,766,921 shares issued and outstanding)		60,767
Paid-in capital		572,981,906
Accumulated undistributed investment income net		7,856,058
Accumulated net realized gain (loss) on investments		(89,409,452)
Accumulated net unrealized appreciation
(depreciation) on investments		23,296,673
Net Assets applicable to Common Shareholders ($)		514,785,952
Shares Outstanding
(500 million shares authorized)		60,766,921
Net Asset Value, per share of Common Stock ($)		8.47

See notes to financial statements.

STATEMENT OF OPERATIONS Year Ended September 30, 2009

Investment Income ($):
Interest Income	46,932,697
Expenses:
Management fee Note 3(a)	5,511,819
Commission fees Note 1	616,557
Custodian fees Note 3(b)	150,744
Professional fees	107,975
Shareholder servicing costs Note 3(b)	100,903
Directors fees and expenses Note 3(c)	73,128
Shareholders report	70,541
Registration fees	58,444
Miscellaneous	79,034
Total Expenses	6,769,145
Less reduction in management fee
due to undertaking Note 3(a)	(734,909)
Net Expenses	6,034,236
Investment Income Net	40,898,461
Realized and Unrealized Gain (Loss) on Investments Note 4 ($):
Net realized gain (loss) on investments	(33,619,710)
Net unrealized appreciation (depreciation) on investments	63,210,009
Net Realized and Unrealized Gain (Loss) on Investments	29,590,299
Dividends on Preferred Stock	(3,662,757)
Net Increase in Net Assets Resulting from Operations	66,826,003

See notes to financial statements.

The Fund 27

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2009	2008

Operations ($):
Investment income net	40,898,461	41,314,010
Net realized gain (loss) on investments	(33,619,710)	(8,527,185)
Net unrealized appreciation
(depreciation) on investments	63,210,009	(67,515,841)
Dividends on Preferred Stocks	(3,662,757)	(10,069,467)
Net Increase (Decrease) in Net Assets
Resulting from Operations	66,826,003	(44,798,483)
Dividends to Common Shareholders from ($):
Investment income net	(30,626,523)	(30,611,039)
Capital Stock Transactions ($):
Dividends reinvested		397,727
Total Increase (Decrease) in Net Assets	36,199,480	(75,011,795)
Net Assets ($):
Beginning of Period	478,586,472	553,598,267
End of Period	514,785,952	478,586,472
Undistributed investment income net	7,856,058	1,384,427
Capital Share Transactions (Shares):
Increase in Shares Outstanding as a
Result of Dividends Reinvested		46,087

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund's financial statements, and with respect to common stock, market price data for the fund s common shares.

		Year Ended September 30,

	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	7.88	9.12	9.46	9.38	9.18
Investment Operations:
Investment income net[a]	.67	.68	.69	.66	.66
Net realized and unrealized
gain (loss) on investments	.48	(1.25)	(.36)	.09	.21
Dividends on Preferred Stock
from investment income net	(.06)	(.17)	(.17)	(.15)	(.10)
Total from Investment Operations	1.09	(.74)	.16	.60	.77
Distributions to Common Shareholders:
Dividends from investment income net	(.50)	(.50)	(.50)	(.52)	(.57)
Net asset value, end of period	8.47	7.88	9.12	9.46	9.38
Market value, end of period	7.91	6.75	8.74	9.18	8.87
Total Return (%)[b]	26.05	(18.00)	.46	9.74	6.87

The Fund 29

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,

	2009	2008	2007	2006	2005

Ratios/Supplemental Data (%):
Ratio of total expenses to average net
assets applicable to Common Stock[c]	1.50	1.58	1.63	1.55	1.47
Ratio of net expenses to average net
assets applicable to Common Stock[c]	1.34	1.42	1.48	1.40	1.33
Ratio of interest and expense related
to floating rate notes issued to average
net assets applicable to Common Stock		.17	.28	.18	.10
Ratio of net investment income to average
net assets applicable to Common Stock[c]	9.09	7.79	7.38	7.15	7.03
Ratio of total expenses
to total average net assets[c]	.92	1.03	1.09	1.03	.98
Ratio of net expenses
to total average net assets[c]	.82	.92	.99	.93	.89
Ratio of interest and expense related to
floating rate notes issued
to total average net assets		.11	.19	.12	.07
Ratio of net investment income
to total average net assets[c]	5.57	5.07	4.92	4.75	4.67
Portfolio Turnover Rate	28.72	48.60	34.75	31.44	27.96
Asset coverage of Preferred Stock,
end of period	281	268	294	301	299
Net Assets, net of Preferred Stock,
end of period ($ x 1,000)	514,786	478,586	553,598	573,391	568,264
Preferred Stock outstanding,
end of period ($ x 1,000)	285,000	285,000	285,000	285,000	285,000

a	Based on average shares outstanding at each month end.
b	Calculated based on market value.
c	Does not reflect the effect of dividends to Preferred Stockholders.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 Significant Accounting Policies:

Dreyfus Strategic Municipals, Inc. (the fund ) is registered under the Investment Company Act of 1940, as amended (the Act ), as a diversified closed-end management investment company.The fund s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the Manager or Dreyfus ), a wholly-owned subsidiary of The Bank of New York Mellon Corporation ( BNY Mellon ), serves as the fund s investment adviser. The fund s Common Stock trades on the New York Stock Exchange (the NYSE ) under the ticker symbol LEO.

The fund has outstanding 2,280 shares of Series M, Series T, Series W, SeriesTH and Series F for a total of 11,400 shares of Auction Preferred Stock ( APS ), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions or by reference to a market rate. Deutsche Bank Trust Company America, as Auction Agent, receives a fee from the fund for its services in connection with such auctions.The fund also compensates broker-dealers generally at an annual rate of .15%-.25% of the purchase price of the shares of APS.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors.The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Robin A. Melvin and John E. Zuccotti as directors to be elected by the holders of APS.

The Financial Accounting Standards Board ( FASB ) Accounting Standards Codification ( ASC ) has become the exclusive reference of authoritative U.S. generally accepted accounting principles ( GAAP )

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission ( SEC ) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Codification has superseded all existing non-SEC accounting and reporting standards. The fund s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in municipal debt securities are valued on the last business day of each week and month by an independent pricing service (the Service ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierar-

chy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities

The following is a summary of the inputs used as of September 30, 2009 in valuing the fund’s investments:

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, as an expense offset in the Statement of Operations.

(c) Dividends to shareholders of Common Stock ( Common Shareholders(s) ): Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the Code ).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment and cash purchase plan.

On September 29, 2009, the Board of Directors declared a cash dividend of $.042 per share from investment income-net, payable on October 30, 2009 to Common Shareholders of record as of the close of business on October 16, 2009.

(d) Dividends to shareholders of APS: Dividends, which are cumulative, are generally reset every 7 days for each Series of APS pursuant to a process specified in related fund charter documents. Dividends rates as of September 30, 2009 for each Series of APS were as follows: Series M-0.518%, Series T-0.503%, Series W-0.503%, Series TH-0.563% and Series F-0.563%.These rates reflect the maximum rates under the governing instruments as a result of failed auctions in which sufficient clearing bids are not received. The average dividend rates for the period ended September 30, 2009 for each Series of APS were as follows: Series M-1.29%, Series T-1.27%, Series W-1.26%, Series TH-1.28% and Series F-1.32%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $8,366,459, accumulated capital losses $56,981,037 and unrealized appreciation $23,569,771. In addition, the fund had $32,701,513 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2009. If not applied, $19,582,677 of the carryover expires in fiscal 2011, $27,258,106 expires in fiscal 2012, $264,789 expires in fiscal 2016 and $9,875,465 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2009 and September 30, 2008 were as follows: tax exempt income $34,279,700 and $40,671,051 and ordinary income $9,580 and $9,455, respectively.

During the period ended September 30, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $137,550, increased net realized gain (loss) on investments by $126,592 and increased paid-in capital by $10,958. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2 Bank Line of Credit:

The fund participated with other Dreyfus managed funds in a $300 million unsecured line of credit provided by The Bank of New York Mellon (the BNYM Facility ) primarily to be utilized for temporary or emergency purposes.The terms of the BNYM Facility limited the amount of individual fund borrowings. Interest was charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period October 1, 2008 through October 14, 2008, the fund did not borrow under the BNYM Facility. Effective October 15, 2008, the $300 million unsecured line of credit was terminated.

NOTE 3 Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ( Agreement ) with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund s average weekly net assets, inclusive of the outstanding auction preferred stock, and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the fund s aggregate expenses, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, in any full fiscal year exceed the lesser of (1) the expense limitation of any state having jurisdiction over the fund or (2) 2% of the first $10 million, 1 1 / 2 % of the next $20 million and 1% of the excess over $30 million of the average value of the fund s net assets.The Manager has currently undertaken for the period from October 1, 2008 through November 30, 2009, to waive receipt of a portion of the fund s management fee, in the amount of .10% of the value of the fund s average weekly net assets (including net assets representing auction preferred stock outstanding).The reduction in management fee, pursuant to the undertaking, amounted to $734,909 during the period ended September 30, 2009.

(b) The fund compensates BNY Mellon Shareowner Services, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2009, the fund was charged $100,903 pursuant to the transfer agency agreement.

The fund also compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services to the fund. During the period ended September 30, 2009, the fund was charged $150,744 pursuant to the custody agreement.

During the period ended September 30, 2009, the fund was charged $6,254 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $483,883, custodian fees $31,471, transfer agency per account fees $17,900 and chief compliance officer fees $3,341, which are offset against an expense reimbursement currently in effect in the amount of $64,518.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4 Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2009, amounted to $231,872,191 and $204,634,842, respectively.

The fund adopted the provisions of ASC 815 Derivatives and Hedging which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. Since the fund held no derivatives during the period ended September 30, 2009, these disclosures did not impact the notes to the financial statements.

At September 30, 2009, the cost of investments for federal income tax purposes was $759,298,495; accordingly, accumulated net unrealized appreciation on investments was $23,569,771, consisting of $51,188,063 gross unrealized appreciation and $27,618,292 gross unrealized depreciation.

NOTE 5 Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 24, 2009, the date the financial statements were issued.This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than the following:

On November 9, 2009, the Board of Directors declared a cash dividend of $0.049 per share from investment income-net, payable to shareholders of record as of the close of business on December 3, 2009.This represents an increase of $0.007 per share from the previous dividend. See Note 1(c).

Additionally, on November 9, 2009, the Board of Directors authorized the fund to redeem up to 25% of the fund s APS, subject to market, regulatory and other conditions and factors, over a period of up to twelve months.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Strategic Municipals, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Municipals, Inc., including the statement of investments, as of September 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Municipals, Inc. at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 24, 2009

The Fund 39

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the fund s Dividend Reinvestment and Cash Purchase Plan (the Plan ), a holder of Common Stock who has fund shares registered in his name will have all dividends and distributions reinvested automatically by The Bank of NewYork, as Plan agent (the Agent ), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Agent, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in street name ) may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $2.50 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to The Bank of New York Mellon, Dividend Reinvestment Department, P.O. Box 1958, Newark, New Jersey 07101-9774, should include the shareholder s name and address as they appear on the Agent s records and will be effective only if received more than fifteen days prior to the record date for any distribution.

A Plan participant who has fund shares in his name has the option of making additional cash payments to the Agent, semi-annually, in any amount from $1,000 to $10,000, for investment in the fund s shares in the open market on or about January 15 and July 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Agent, and interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before the payment is to be invested. A Common Shareholder who owns fund shares registered in street name should consult his broker/dealer to determine whether an additional cash purchase option is available through his broker/dealer.

The Agent maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant s proxy will include those shares purchased pursuant to the Plan.

The fund pays the Agent s fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent s open market purchases and purchases from voluntary cash payments, and a $1.25 fee for each purchase made from a voluntary cash payment.

The fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days written notice to Plan participants.

Level Distribution Policy

The fund s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net invest-

The Fund 41

ADDITIONAL INFORMATION (Unaudited) (continued)

ment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month.

Benefits and Risks of Leveraging

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock.These objectives cannot be achieved in all interest rate environments.To leverage, the fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund s Common Stock. In order to benefit Common Shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change along with other factors that may have an effect on preferred dividends, then the risk of leveraging will begin to outweigh the benefits.

Supplemental Information

For the period ended September 30, 2009, there were: (i) no material changes in the fund s investment objective or policies, (ii) no changes in the fund s charter or by-laws that would delay or prevent a change of control of the fund, (iii) no material changes in the principal risk factors associated with investment in the fund, and (iv) no change in the person primarily responsible for the day-to-day management of the fund s portfolio.

Certifications

The fund s then-current chief executive officer has certified to the NYSE, pursuant to the requirements of Section 303A.12(a) of the NYSE Listed Company Manual, that, as of July 16, 2009, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards.The fund s reports to the SEC on Form N-CSR and Form N-Q contain certifications by the fund s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the 1940 Act, including certifications regarding the quality of the fund s disclosures in such reports and certifications regarding the fund s disclosure controls and procedures and internal control over financial reporting.

The Fund 43

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended September 30, 2009 as exempt-interest dividends (not generally subject to regular federal income tax), except $9,580 that is being designated as an ordinary income distribution for reporting purposes.

Where required by federal tax law rules, shareholders will receive notification of their portion of the fund s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2009 calendar year on Form 1099-DIV and their portion of the fund s tax-exempt dividends paid for the 2009 calendar year on Form 1099-INT, both of which will be mailed in early 2010.

PROXY RESULTS (Unaudited)

Holders of Common Stock and holders of APS voted together as a single class (except as noted below) on the following proposal presented at the annual shareholders’ meeting held on June 17, 2009.

The Fund 45

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 47

BOARD MEMBERS INFORMATION (Unaudited) (continued)

The Fund 49

OFFICERS OF THE FUND (Unaudited)

The Fund 51

NOTES

OFFICERS AND DIRECTORS Dreyfus Strategic Municipals, Inc. 200 Park Avenue New York, NY 10166

The Net AssetValue appears in the following publications: Barron s, Closed-End Bond Funds section under the heading Municipal Bond Funds every Monday;Wall Street Journal, Mutual Funds section under the heading Closed-End Bond Funds every Monday; NewYorkTimes, Business section under the heading Closed-End Bond Funds National Municipal Bond Funds every Sunday.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund 53

For More Information

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ( SEC ) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC s website at http://www.sec.gov and may be reviewed and copied at the SEC s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $37,088 in 2008 and 37,830 in 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,122 in 2008 and $24,352 in 2009. These services consisted of (i) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended and (ii) agreed upon procedures in evaluating compliance by the Fund with provisions of the Fund’s articles supplementary, creating the series of auction rate preferred stock.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,244 in 2008 and $3,782 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $312 in 2008 and $206 in 2009.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

Note: In each of (b) through (d) of this Item 4, 100% of all services provided by the Auditor were pre-approved as required.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $4,881,322 in 2008 and $25,619,110 in 2009.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a) (58)(A) of the Securities Exchange Act of 1934, consisting of the following members: Joseph S. DiMartino, David W. Burke, Hodding Carter III, Joni Evans, Ehud Houminer, Richard C. Leone, Hans C. Mautner, Robin A. Melvin, Burton N. Wallack and John E. Zuccotti of applicable.

Item 6. Investments.

(a) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. (a) (1) The following information is as of November 30, 2009, the date of the filing of this report: James Welch manages the Registrant.

(a) (2) The following information is as of the Registrant’s most recently completed fiscal year, except where otherwise noted:

     Portfolio Managers. The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board members. The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are James Welch, Joseph P. Darcy, Christine Todd, Steven Harvey, Thomas Casey and Daniel Marques. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

     Portfolio Manager Compensation. The portfolio managers' cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Each Fund's portfolio managers are compensated by Dreyfus or its affiliates and not by the Fund. Funding for Standish Mellon Asset Management Company LLC (SMAM) Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company performance. Therefore, all bonus awards are based initially on SMAM's performance. The investment professionals are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March, for the prior calendar year. Individual awards for portfolio managers are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to SMAM.

     All portfolio managers are also eligible to participate in the SMAM Long Term Incentive Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of SMAM (capped at 20% per year). Management has discretion with respect to actual participation.

     Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

Additional Information About Portfolio Managers. The following table lists the number and types of other accounts advised by the Fund’s primary portfolio manager and assets under management in those accounts as of the end of the Fund’s fiscal year:

	Registered
	Investment
Portfolio Manager	Company	Assets	Pooled	Assets	Other	Assets Managed

	Accounts	Managed	Accounts	Managed	Accounts

James Welch	10	$5.45 billion	0	0	0	0

None of the funds or accounts are subject to a performance-based advisory fee.

     The dollar range of Fund shares beneficially owned by the primary portfolio manager are as follows as of the end of the Fund’s fiscal year:

Dollar Range of Registrant
Portfolio Manager	Registrant Name	Shares Beneficially Owned

James Welch	Dreyfus Strategic Municipals, Inc.	None

     Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

     Potential conflicts of interest may arise because of Dreyfus’ management of the Fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus’ overall allocation of securities in that offering, or to increase Dreyfus’ ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as

Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus. Dreyfus periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Fund.

     Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

     A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

     Dreyfus’ goal is to provide high quality investment services to all of its clients, while meeting Dreyfus’ fiduciary obligation to treat all clients fairly. Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics. Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS STRATEGIC MUNICIPALS, INC.

By: /s/ J. David Officer J. David Officer President

Date: November 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	November 19, 2009

By:	/s/ James Windels
James Windels
Treasurer

Date:	November 19, 2009

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)